UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2007

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number)

250 Williams Street, Atlanta, GA (Address of principal executive offices)	30303 (Zip Code)
Registrant’s telephone number, including area code: (404) 302-9700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 20, 2007, pursuant to an Agreement and Plan of Merger, dated October 12, 2006 (the “Merger Agreement”) by and among the Company, a wholly-owned subsidiary of the Company (“Merger Sub”), and VitalStream Holdings, Inc. (“VitalStream”), Merger Sub merged with VitalStream, which became a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the terms of the Merger Agreement, the Company will issue 0.5132 shares of its common stock for each outstanding share of VitalStream common stock. In addition, the Company assumed VitalStream’s stock options which were outstanding immediately prior to the effective time of the Merger.
     Jack Waterman, who was CEO of VitalStream prior to the Merger, will not remain as an employee of either VitalStream or the Company following the Merger.
     The foregoing description of the Merger Agreement and the description contained in the press release filed as Exhibit 99.1 to this report are both qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     VitalStream, which became a wholly owned subsidiary of the Company as a result of the Merger is a party to that certain Loan and Security Agreement, dated October 7, 2004, with Comerica Bank (the “Loan Agreement”) pursuant to which the Bank may extend up to an aggregate of $4,000,000 in credit to VitalStream. Comerica Bank has waived the consent requirement under the Loan Agreement with respect to the Merger, subject to the condition that the Company enter into definitive loan documentation with Comerica Bank as a co-borrower or guarantor within 30 days from the date of the Merger.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Internap Network Services Corporation, Ivy Acquisition Corp. and VitalStream Holdings, Inc., dated October 12, 2006 (incorporated by reference to Exhibit 2.1 of Form 8-K, filed on October 12, 2006) †

99.1	Press Release issued by Internap, dated February 20, 2007

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: February 23, 2007
	By:	/s/ David A. Buckel
David A. Buckel, Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated February 20, 2007